SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                      ____________________


                            FORM 8-K/A

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   August 29, 2000


                   DATRON SYSTEMS INCORPORATED
     (Exact name of registrant as specified in its charter)


            Delaware                 0-7445                   95-2582922
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                       Identification No.)


                      3030 Enterprise Court
                     Vista, California 92083
      (Address of principal executive offices and zip code)



Registrant's telephone number, including area code: (760) 734-5454

This Form 8-K/A is filed to amend the Form 8-K dated August 30, 2000.
Exhibit 3(II) (the Registrant's Amended and Restated Bylaws) as previously filed is deleted and Exhibit 3(II) as attached hereto is substituted therefor. The sole purpose for this change is to correctly set forth Bylaw 12, which provides for there to be six directors of the Company.



Item 7.  Exhibits.

         3(II)     Amended and Restated Bylaws of Datron Systems
                   Incorporated




           [REST OF PAGE INTENTIONALLY LEFT BLANK]

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           DATRON SYSTEMS INCORPORATED


                           By:     WILLIAM L. STEPHAN
                           Name:   WILLIAM L. STEPHAN
                           Title:  Vice President and
                                   Chief Financial Officer


Date:  September 7, 2000